[PAUL, HASTINGS, JANOFSKY & WALKER LETTERHEAD]




                                January 13, 1996

Writer's Direct Dial Number                                         Our File No.
(213) 683-6207                                                       22876.65646



Brandes International Fund
Suite 420
12750 High Bluff Drive
San Diego, California  92130


Ladies and Gentlemen:

         We have acted as counsel to Brandes International Fund, a Delaware business trust (the "Trust"), in connection with the issuance of an indefinite number of shares of beneficial interest ("Shares") in the Trust in a public offering pursuant to a Registration Statement on form N-1A (Registration No. 33-81396), as amended, filed with the Securities and Exchange commission under the Securities Act of 1933, as amended (the "Registration Statement").

         In our capacity as counsel for the Trust, we have examined the Agreement and Declaration of Trust of the Trust dated July 6, 1994, as amended, and bylaws of the Trust, the Certificateof Trust of the Trust dated July 6, 1994, originals or copies of actions of the Trustees as furnished to us by the Trust, certificates of public officials, statutes and such other documents, records and certificates as we have deemed necessary for the purposes of this opinion.

         Based upon our examination as aforesaid, we are of the opinion that the Shares are duly authorized and, when purchased] and paid for as described in the Registration Statement, will be validly issued, fully paid and nonassessable.

Brandes International Fund
January 12, 1995
Page 2

         We hereby consent to the filing of this opinion of counsel as an exhibit to the Registration Statement.

                               Very truly yours,

                               Paul, Hastings, Janofsky & Walker